EXHIBIT 10.3

                        L-3 COMMUNICATIONS CORPORATION

                  10 3/8% Senior Subordinated Notes due 2007

                              PURCHASE AGREEMENT

                                                                April 25, 1997


Lehman Brothers Inc.
BancAmerica Securities, Inc.
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

                 L-3 Communications Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchasers") $225.0 million in aggregate principal amount of its 10 3/8% Senior Subordinated Notes due 2007 (the "Series A Notes") pursuant to the terms of an Indenture (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"), relating to the Series A Notes. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

                 The Series A Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary offering memorandum (the "Preliminary Offering Memorandum"), dated April 11, 1997, and a final offering memorandum (the "Offering Memorandum"), dated April 25, 1997, relating to the Company and the Series A Notes. As described in the Offering Memorandum, the Company will use all of the net proceeds from the offering of the Series A Notes to pay, in part, the $480.0 million (prior to adjustments and reductions) cash portion of the purchase price of certain businesses and assets (the "Acquired Businesses") to be acquired by the Company from Lockheed Martin Corporation pursuant to the Acquisition Documents (as defined herein).

                 Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933,
         AS  AMENDED   (THE  "SECURITIES   ACT"),  AND  THE   SECURITY
         EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN
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         APPLICABLE  EXEMPTION  THEREFROM.    EACH  PURCHASER  OF  THE
         SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISION OF
         SECTION  5  OF  THE  SECURITIES  ACT  PROVIDED BY  RULE  144A
         THEREUNDER.   THE  HOLDER  OF THE  SECURITY  EVIDENCED HEREBY
         AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)
         (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER
         THE   SECURITIES   ACT)   IN   A  TRANSACTION   MEETING   THE
         REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c)
         OUTSIDE  THE  UNITED  STATES   TO  A  FOREIGN  PERSON   IN  A
         TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO
         REQUESTS),  (2)  TO  THE  COMPANY  OR   (3)  PURSUANT  TO  AN
         EFFECTIVE   REGISTRATION  STATEMENT,   IN   EACH   CASE,   IN
         ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                 You have advised the Company that you will make offers (the "Exempt Resales") of the Series A Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs"), (ii) a limited number of other institutional "accredited investors," as defined in Rule 501(a) (1), (2), (3) and (7) under the Act, who execute a letter containing certain representations and agreements in the form set forth as Annex A to the Offering Memorandum (each, an "Accredited Institution") and
(iii) outside the United States to persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 904 of Regulation S ("Regulations S") under the Act (such persons specified in clauses (i) through (iii) being referred to herein as the "Eligible Purchasers"). As used herein, the terms "offshore transaction," "United States" and "U.S. person" have the respective meanings given to them in Regulation S. You will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

                 Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated April 30, 1997 (the "Closing Date"), in the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 10 3/8% Senior Subordinated Notes due 2007 (the "Series B Notes" and, together with the Series A Notes, the "Notes") to be offered in exchange for the Series A Notes, (such offer to exchange being referred to collectively as the "Registered Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Series A Notes, and to use its best efforts to cause such Registration Statements to be declared effective. This Agreement, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents." This is to confirm the agreements concerning the purchase of the Series A Notes from the Company by you.

                 1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees as follows (all of such representations and warranties shall be deemed to include the Acquired Businesses, and all references to the Company in this section shall assume that the Company has acquired the Acquired Businesses as of the date hereof):

                 (a)      The  Preliminary  Offering  Memorandum  and  Offering
Memorandum  have  been  prepared  by  the  Company  for  use  by  the  Initial
Purchasers  in  connection  with  the Exempt  Resales.    No  order or  decree
preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

                 (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary, in order to make the statements, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

                 (c) The market-related and customer-related data and estimates included in the Preliminary Offering Memorandum and the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate.

                 (d)      The Company  is a corporation  duly incorporated  and
validly existing and in good standing under the laws of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business, and will be on or prior to the Closing Date duly registered and qualified to conduct its business and will be on or prior to the Closing Date in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a material adverse effect on
the  condition   (financial  or   other),  business,   prospects,  properties,
shareholders' equity or results of operations of the Company (a "Material Adverse Effect").

                 (e) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Notes and the Registration Rights Agreement.
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                 (f)      This Agreement has been duly  and validly authorized,
executed and delivered by the Company and, assuming due authorization, execution and delivery by the Initial Purchasers, constitutes the valid and
binding  agreement  of  the  Company,   enforceable  against  the  Company  in
accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy.

                 (g) The Registration Rights Agreement has been duly and validly authorized by the Company and, upon its execution and delivery by the Company and, assuming due authorization, execution and delivery by the Initial Purchasers, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing may be limited by Federal or state securities laws or principles of public policy.

                 (h) The Indenture has been duly and validly authorized by the Company, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company, enforceable against the Company
in  accordance  with   its  terms  subject  to  the  effects   of  bankruptcy,
insolvency,  fraudulent  conveyance,  reorganization,  moratorium   and  other
similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Series A Notes contemplated hereby or in connection with the Exempt Resales.

                 (i) The Series A Notes have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the
Series A Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been
validly   issued  and  delivered,  and   will  constitute  valid  and  binding
obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                 (j) The Series B Notes have been duly and validly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                 (k)      Each   of   the   credit   agreement   (the   "Credit
Agreement"),   dated  April  30,  1997,  by  and  among  the  Company,  Lehman
Commercial Paper Inc. and Bank of America NT & SA and any and all other agreements and instruments ancillary to or entered into in connection with the transaction contemplated by the Credit Agreement (together with the
Credit  Agreement,  the  "Credit   Documents")  has  been  duly  and   validly
authorized,  executed  and   delivered  by  the  Company   and,  assuming  due
authorization,  execution   and  delivery   by  the  other   parties  thereto,
constitutes  the valid  and  binding  agreement of  the  Company,  enforceable
against  the   Company  in  accordance   with  its  terms,   subject  to   the
qualification that the enforceability  of the Company's obligations thereunder
may   be   limited   by   bankruptcy,   fraudulent   conveyance,   insolvency,
reorganization,  moratorium,   and  other   laws  relating  to   or  affecting
creditors' rights generally and by general equitable principles.

                 (l) The Company has all requisite corporate power and authority to enter into or assume the rights and obligations under, as applicable, (i) the transaction agreement (the "Transaction Agreement"), dated as of March 28, 1997, by and among Lockheed Martin Corporation, Lehman Brothers Capital Partners III, L.P., Frank C. Lanza, Robert V. LaPenta and L-3 Communications Holdings, Inc. and (ii) any and all other agreements and side letters (excluding the common stock subscription agreement to be entered into by Lockheed Martin Corporation, Lehman Brothers Capital Partners III, L.P. Frank C. Lanza, Robert V. LaPenta and L-3 Communications Holdings, Inc.) ancillary to or entered into in connection with the transaction contemplated by the Transaction Agreement (items (i) and (ii) are referred to collectively as the "Acquisition Documents").

                 (m)      Each  of   the  Transaction   Agreement,  the   other
Acquisition Documents and/or any assignment agreement pertaining thereto, as applicable, between L-3 Communications Holdings, Inc. and the Company, has been duly and validly authorized, and when executed and delivered by the Company, and, assuming due authorization, execution and delivery by the other parties thereto, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance,
insolvency,  reorganization,  moratorium,  and   other  laws  relating  to  or
affecting creditors' rights generally and by general equitable principles.

                 (n)      All  the  shares  of capital  stock  of  the  Company
outstanding prior to the issuance of the Series A Notes have been duly authorized and validly issued and are fully paid and nonassessable and the authorized capital stock of the Company conforms to the description thereof
under  the caption "Capitalization"  in the Offering Memorandum.   The Company
does not have any subsidiaries.

                 (o)      There  are  no  legal  or   governmental  proceedings
pending or, to the knowledge of the Company, threatened, against the Company or to which any of its properties, is subject, that are not disclosed in the Offering Memorandum and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect. The Company is not involved in any strike, job action or labor dispute with any group of employees that would have a Material Adverse Effect, and, to the Company's knowledge, no such action or dispute is threatened.

                 (p) No material relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, except as described in the Offering Memorandum.

                 (q)      The  Company   (i)  is  not   in  violation  of   its
certificate of incorporation, by-laws or other organizational document, (ii) is not in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject that is material to the Company's financial condition or prospects (collectively, the "Material Agreements") or
(iii) is not in violation in any material respect of any law, statute, ordinance, governmental rule, regulation, filing or injunction or court decree to which it or its property or assets is subject or has failed to
obtain  any   material  license,  permit,  certificate,   franchise  or  other
governmental  authorization  or  permit  necessary  to  the  ownership  of its
property  or   to  the  conduct   of  its  business,  except   as  would  not,
individually, or in the aggregate, have a Material Adverse Effect.

                 (r) None of the issuance, offer or sale of the Series A Notes, the execution, delivery or performance by the Company of this
Agreement or the other Operative Documents, compliance by the Company with the provisions hereof or thereof nor consummation by the Company of the transactions contemplated hereby or thereby; none of the execution, delivery or performance by the Company of the Credit Agreement or the other Credit
Documents,  compliance  by  the  Company  with  the  provisions  thereof   nor
consummation by the Company of the transactions contemplated thereby; and none of the execution, delivery or performance by the Company of the Transaction Agreement, the other Acquisition Documents and/or any assignment agreement pertaining thereto between L-3 Communications Holdings, Inc. and the Company, as the case may be, compliance by the Company with the provisions thereof nor consummation by the Company of the transactions contemplated thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required in connection with the registration under the Act of the Series B Notes in accordance with the Registration Rights Agreement, qualification of the Indenture under the 1939 Act and compliance with the securities or Blue Sky laws of various jurisdictions and except as required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and except the consents specified by Exhibit B hereto), or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or bylaws, or other organizational documents, of the Company or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any Material Agreement or will violate any material law, statute, ordinance, governmental rule, regulation, filing or injunction or court decree to which it or its property or assets is subject or will result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the

Company pursuant to the terms of any agreement or instrument to which it is a party or to which any of its property or assets is subject.

                 (s) The accountants, Coopers & Lybrand L.L.P., who have certified certain of the financial statements included as part of the Offering Memorandum, are independent public accountants under Rule 101 of the AICPA's Code of Professional Conduct, and its interpretation and rulings.

                 (t)      The  accountants,  Ernst   &  Young  LLP,   who  have
certified certain of the financial statements included as part of the Offering Memorandum, are independent public accountants under Rule 101 of the AICPA's Code of Professional Conduct, and its interpretation and rulings.

                 (u) The historical and pro forma financial statements, together with related notes, set forth in the Offering Memorandum (excluding Summary-Unaudited Pro Forma and Supplemental Adjusted Historical Financial Data and Unaudited Supplemental Adjusted Historical Financial Data) comply as to form in all material respects with the requirements of Regulation S-X under the Act applicable to registration statements on Form S-1 under the
Act.    Such  historical  financial statements  fairly  present  the financial position of the Company (or its predecessor) at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, in accordance with GAAP consistently applied throughout such periods. Such pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Offering Memorandum and this
Agreement.   The other financial and statistical information and data included
in  the  Offering  Memorandum   (including  Summary-Unaudited  Pro  Forma  and
Supplemental Adjusted Historical Financial Data and Unaudited Supplemental Adjusted Historical Financial Data), historical and pro forma, have been derived from the financial records of the Lockheed Martin Predecessor Businesses and the Loral Acquired Businesses (each as defined in the Offering Memorandum) and, in all material respects, have been prepared on a basis consistent with such books and records of the Company (or its predecessor), except as disclosed therein.

                 (v) Except as disclosed in, or specifically contemplated by, the Offering Memorandum, subsequent to the date as of which such information is given in the Offering Memorandum, the Company has not incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of the Company or any material adverse change, or any development involving or which would reasonably be expected to involve a prospective material adverse
change,  in   the  condition  (financial  or   other),  business,  properties,
shareholders' equity, results of operations or prospects of the Company.

                 (w) The Company will, on or prior to the Closing Date, have good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum or, to the extent that any such liens, claims, security interests or other encumbrances would not have a Material Adverse Effect (individually or in the aggregate) and all the material property described in the Offering Memorandum as being held under lease by the Company is held by it under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate would not have a Material Adverse Effect.

                 (x) The Company will, on or prior to the Closing date, own all material patents, trademarks, service marks, trade names, copyrights, licenses, inventions, trade secrets and other rights, and all registrations or applications relating thereto, described in the Offering Memorandum as being owned by it or necessary for the conduct of its business, except as such would not have a Material Adverse Effect, and the Company is not aware of any pending or threatened claim to the contrary or any pending or threatened challenge by any other person to the rights of the Company with respect to the foregoing which, if determined adversely to the Company would have a Material Adverse Effect.

                 (y) The Company will, on or prior to the Closing Date, have all material permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own its properties and to conduct its business in the manner described in the Offering Memorandum, except to the extent that the failure to have such Permits would not have a Material Adverse Effect; the Company has fulfilled and performed in all material respects, all of its material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum and except to the extent that any such revocation or termination would not have a Material Adverse Effect.

                 (z) To the best of the Company's knowledge, neither the Company nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds or violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 except such that would not have a Material Adverse Effect.

                 (aa)     The  Company is  not and, upon  sale of  the Series A
Notes  to   be  issued  and  sold  thereby  in  accordance  herewith  and  the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (ab) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on its behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or could be integrated with the offering and sale of the Notes in a manner that would require the registration of the Series A Notes under the Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                 (ac) Except as permitted by the Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Series A Notes, will not distribute any offering material in connection with the offering and sale of the Series A Notes other than the Preliminary Offering Memorandum and Offering Memorandum.

                 (ad) When the Series A Notes are issued and delivered pursuant to this Agreement, such Series A Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or that are quoted in a U.S. automated inter-dealer quotation system.

                 (ae)     Assuming   (i)   that   your   representations    and
warranties in Section 2 are true, (ii) that the representations of the Accredited Institutions set forth in the certificates of such Accredited Institutions in the form set forth in Annex A to the Offering Memorandum are true, (iii) compliance by you with your covenants set forth in Section 2 and
(iv) that each of the Eligible Purchasers is a QIB, an Accredited Institution or a person who is not a "U.S. person" who acquires the Series A Notes outside the United States in an "offshore transaction" (within the meaning of Rule 904 of Regulation S), the purchase of the Series A Notes by you pursuant hereto and the resale of the Series A Notes pursuant hereto pursuant to the Exempt Resales is exempt from the registration requirements of the Act.

                 (af)     The   Company  is  in   compliance  in  all  material
respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") other than in connection with acquisition of the Acquired Businesses; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA)
for   which  the  Company  would  reasonably  expect  to  incur  any  material liability; the Company has not incurred and does not reasonably expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); (other than contributions in the normal course which are not in default) and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is expected to be so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

                 (ag) Except as disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Exchange Offer Registration Statement, the Shelf Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                 (ah) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, might have a Material Adverse Effect.

                 (ai) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                 (aj) None of the Company or any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Notes, and the Company and its affiliates and all persons acting on its of their behalf have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of
the Notes outside  of the  United States.   The sales  of the  Series A  Notes
pursuant to  Regulation S are  "offshore transactions" and  are not  part of a
plan or scheme  to evade the registration  provision of the Act.   The Company
makes no representation in this paragraph (al) with respect to the Initial Purchasers.


                 2.    Representations,   Warranties  and  Agreements  of  the
Initial Purchasers.    Each  Initial Purchaser  represents and  warrants  with
respect to itself that:

                 (a)      Such  Initial  Purchaser  is  either  a   QIB  or  an
Accredited Institution, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                 (b) Such Initial Purchaser (i) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and
(iii) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes.

                 (c) The Notes have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. The Initial Purchasers represent that they have not offered, sold or delivered the Notes, and will not offer, sell or deliver the Notes (i) as part of its distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date (such period, the "Restricted Period"), within the United States or to, or for the account or benefit of U.S. persons, except in accordance with Rule 144A under the Act, or to Accredited Institutions in transactions that are
exempt  from  the registration  requirements  of the  Act.   Accordingly, each
Initial Purchaser represents and agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 901(b) of Regulation S with respect to the Notes, and it, its affiliates and all persons acting on its behalf have complied and will comply with the offering restrictions requirements of Regulation S.

                 (d) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Notes (other than a sale pursuant to Rule 144A or
to  Accredited  Institutions   in  transactions  that  are   exempt  from  the
registration requirements of the Act), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the Restricted Period a confirmation or notice substantially to the following effect:

         "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering or the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings assigned to them in Regulation S."

                 Such Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Notes, except with its affiliates or with the prior written consent of the Company.

                 (e) Such Initial Purchaser further represents and agrees that (i) it has not offered or sold and will not offer or sell any Notes to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

                 (f)      Such  Initial  Purchase  agrees  not   to  cause  any
advertisement of the Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Notes, except such advertisements as include the statements required by Regulation S.

                 (g)      The  sales  of   the  Series  A  Notes  pursuant   to
Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Act.

                 (h) Such Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Company, General Counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

                 The terms used in this Section 2 that have meanings assigned to them in Regulation S are used herein as so defined.

                 Each Initial Purchaser further agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, the Eligible Purchasers in Exempt Resales.

                 3. Purchase of the Notes by the Initial Purchasers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell $200.0 million in aggregate principal amount of Series A Notes to the several
Initial Purchasers and each of the Initial Purchasers, severally and not jointly, agrees to purchase the aggregate principal amount of Series A Notes set opposite that Initial Purchaser's name in Schedule 1 hereto. Each Initial Purchaser will purchase such aggregate principal amount of Series A Notes at an aggregate purchase price equal to 97.0% of the principal amount thereof (the "Purchase Price").

                 The Company shall not be obligated to deliver any of the Series A Notes to be delivered, except upon payment for all the Series A Notes to be purchased on such Closing Date as provided herein.

                 4.  Delivery of and Payment.

                 (a) Delivery to the Initial Purchasers of and payment for the Series A Notes shall be made at 9:30 a.m., New York City time, on the Closing Date at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or such other time or place as you and the Company shall designate.

                 (b) One or more Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), or such other names as the Initial Purchasers may request upon at least one business days' notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of Series A Note sold pursuant to Eligible Resales to QIBs (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchasers against payment by the Initial Purchasers of the purchase price thereof by wire transfer of immediately available funds as the Company may direct by written
notice delivered  to you two  business days  prior to the  Closing Date.   The
Global Note in definitive form shall be made available to you for inspection not later than 2:00 p.m. on the business day immediately preceding the Closing Date.

                 (c) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Initial Purchaser hereunder.

                 5.  Further Agreements of the Company.  The Company agrees:

                 (a) To advise you promptly and, if requested by you, to confirm such advice in writing, of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (ii) the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or which requires the making of any additions to or changes in the Preliminary
Offering   Memorandum  or  the  Offering  Memorandum  in  order  to  make  the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission shall issue any stop order suspending the qualification or exemption of the Series A Notes under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                 (b) To furnish to you, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or
supplements thereto,  as you may  reasonably request.   Such  copies shall  be
furnished without charge for the nine month period immediately following the Closing Date. The Company consents to the use of the Preliminary Offering

Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by you in connection with the Exempt Resales that are in compliance with this Agreement.

                 (c) Not to amend or supplement the Offering Memorandum prior to the Closing Date or during the period referred to in (d) below unless you shall previously have been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than five days after being furnished a copy
of such amendment  or supplement.   The Company  shall promptly prepare,  upon
any reasonable request by you, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

                 (d) If, in connection with any Exempt Resales or market making transactions after the date of this Agreement and prior to the consummation of the Exchange Offer, any event shall occur that, in the judgment of the Company or in the judgment of counsel to you, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, in light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with all applicable laws, the Company shall promptly notify you of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) the statements in the Offering Memorandum as amended or supplemented will, in light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and (ii) the Offering Memorandum will comply with applicable law.

                 (e) To cooperate with you and your counsel in connection with the qualification of the Series A Notes for offer and sale by you and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so
subject).   The Company shall continue such qualification in effect so long as required by law for distribution of the Series A Notes and shall file such consents to service of process or other documents as may be necessary in order to effect such qualification.

                 (f) Prior to the Closing Date, to furnish to you, as soon as they have been prepared, a copy of any internal consolidated financial statements of the Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

                 (g) To use all commercially reasonable efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Series A Notes.

                 (h) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to you or the Eligible Purchasers of Series A Notes.

                 (i) During any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act within the two year period following the Closing Date, to make available to any registered holder or beneficial owner of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such registered holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                 (j) To use all commercially reasonable efforts to effect the inclusion of the Notes in the National Association of Securities Dealers, Inc. Automated Quotation System - PORTAL ("PORTAL").

                 (k) To apply the net proceeds from the sale of the Series A Notes being sold by the Company as set forth in the Offering Memorandum under the caption "Use of Proceeds."

                 (l) To take such steps as shall be necessary to ensure that the Company shall not become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                 6. Expenses. The Company agrees that, whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (but not, however, legal fees and expenses of your counsel incurred in connection therewith), (ii) the issuance and delivery by the Company of the Notes, (iii) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification which will be $10,000), (iv) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales during the nine month period following the Closing Date, (v) the preparation of certificates for the Notes, (vi) the fees, disbursements and expenses of the Company's counsel and accountants, (vii) all expenses and listing fees in connection with the application for quotation of the Series A Notes in PORTAL, (viii) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer and (ix) the performance by the Company of their other obligations under this Agreement.

                 7. Conditions of Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and again on the Closing Date (as if made again on and as of such date), of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                 (a)      No  Initial  Purchaser  shall  have   discovered  and
disclosed to  the Company on or prior  to such Closing Date  that the Offering

Memorandum  or  any  amendment  or  supplement  thereto  contains   an  untrue
statement of a fact which, in the opinion of Latham & Watkins, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements, in the light of the circumstances under which they were made, not misleading.

                 (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the other Operative Documents, the Acquisition Documents, the Credit Documents, the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers.

                 (c) Simpson Thacher & Bartlett shall have furnished to the Initial Purchasers, its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated as of the Closing Date, in the form of Exhibit C hereto:


                 (d) Fried, Frank, Harris, Shriver & Jacobson shall have furnished to the Initial Purchasers, its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, to the effect that:

                          (i) None of the issuance, offer or sale of the Series A Notes, the execution, delivery or performance by the Company of this Agreement or the other Operative Documents, compliance by the Company with the provisions hereof or thereof nor consummation by the Company of the transactions contemplated hereby or thereby; none of the execution, delivery or performance by the Company of the Credit Agreement or the other Credit Documents, compliance by the Company with the provisions thereof nor consummation by the Company of the transactions contemplated thereby; and none of the execution, delivery or performance by the Company of the Transaction Agreement or the other Acquisition Documents, compliance by the Company with the provisions thereof nor consummation by the Company of the transactions contemplated thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official having authority over government procurement matters (except for those governmental authorizations identified in the Transaction Agreement) or (ii) conflicts or will conflict with or constitutes or will constitute a material breach of, or a material default under any material government procurement contract (limited to our review of the contracts set forth on Exhibit A) or will violate any law, statute, ordinance, governmental rule or regulation regarding U.S. government procurement matters to which it or its property or assets may be subject or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument (limited to our review of the contracts set forth on Exhibit A) to which it is a party or by which it may be bound or to which any of its property or assets is subject pursuant to any government procurement contract.

                          (ii) The statements under the caption "Risk Factors -- Risks Inherent in Government Contracts" in the Offering Memorandum, insofar as they are statements of law or legal conclusions with respect to government procurement contracts (which statements are identified on Exhibit B), are accurate in all material respects and present fairly the information shown.

                 The opinion of such counsel may be limited to the laws of the state of New York, and the federal laws of the United States.

                 (e) William J. LaSalle, Esq. shall have furnished to the Initial Purchasers, his written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated as of the Closing Date, in form and
substance  reasonably  satisfactory  to   the  Initial  Purchasers  and  their
counsel, to the effect that:

                          (i) To the knowledge of such counsel, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or to which any of its properties, is subject, that are not disclosed in the Offering Memorandum and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect or to materially affect the issuance of the Notes or the consummation of the other transactions contemplated by the Operative Documents.

                 (f) The Initial Purchasers shall have received from Latham & Watkins, counsel for the Initial Purchasers, such opinion or opinions, dated such Closing Date, with respect to the issuance and sale of the Series A Notes, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (g) The Initial Purchasers shall have received letters addressed to the Initial Purchasers, and dated the date hereof and the Closing Date from Coopers & Lybrand L.L.P., independent certified public accountants, substantially in the forms heretofore approved by the Initial Purchasers.

                 (h) The Initial Purchasers shall have received letters addressed to the Initial Purchasers, and dated the date hereof and the Closing Date from Ernst & Young LLP, independent certified public accountants, substantially in the forms heretofore approved by the Initial Purchasers.

                 (i) The Company shall have furnished to the Initial Purchasers a certificate, dated such Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                          (i)     The    representations,    warranties    and
                 agreements of the Company in Section 1 are true and correct as of such Closing Date and giving effect to the consummation of the transactions contemplated by the Acquisition Documents, the Credit documents and this Agreement; the Company has complied with all its agreements contained herein; and the condition set forth in
                 Section 7(j) has been fulfilled; and

                          (ii) They have carefully examined the Preliminary Offering Memorandum and the Offering Memorandum and, in their opinion (A) the Offering Memorandum and the Preliminary Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

                 (j) (i) The Company shall not have sustained since the date of the latest audited financial statements included in the Offering Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or
(ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the business, management, financial position, shareholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or
(ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                 (k) Prior to or simultaneously with the closing of the transactions contemplated by the Operative Documents, the Company shall have
closed  the  transactions  contemplated  by  the  Credit   Documents  and  the
Acquisition Documents.

                 (l)      Latham  &  Watkins  shall  have  been furnished  with
executed copies  of  the  Acquisition Documents,  the  Credit  Documents,  the
stockholders agreements, dated the Closing Date, between and among the Lockheed Martin Corporation, Lehman Brothers Capital Partners III, L.P., Frank C. Lanza, Robert V. LaPenta and L-3 Communications Holdings, Inc. and the agreements and plans described in the Offering Memorandum under the caption "Management -- Executive Compensation" and such other documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and in order to evidence the accuracy,
completeness   or  satisfaction  in  all  material  respects  of  any  of  the representations, warranties or conditions herein contained.

                 (m) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                 (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the public offering or delivery of the Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

                 8.       Indemnification and Contribution.

                 (a) The Company shall indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Series A Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such officer, employee or controlling person promptly upon demand
for   any  legal  or  other  expenses  reasonably  incurred  by  that  Initial
Purchaser,  officer,  employee  or   controlling  person  in  connection  with
investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Offering Memorandum, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein; provided further, that the indemnification contained in this paragraph (a) with respect to the Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any officers or employees of any Initial Purchase or of any person controlling such Initial Purchaser) on account of any such loss, claim, damage, liability or action arising from the sale of the Series A Notes by such Initial Purchaser to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum and the Initial Purchaser sold Series A Notes to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to the Initial Purchaser on a timely basis to permit such sending or
giving.   The foregoing indemnity  agreement is in  addition to any  liability which the Company may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

                 (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser
furnished  to  the  Company  by  or  on  behalf  of  that   Initial  Purchaser
specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses
reasonably   incurred  by  the  Company  or  any  such  director,  officer  or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such
expenses  are incurred.   The foregoing indemnity agreement  is in addition to
any liability which any Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to
the  indemnified party.    After notice  from  the indemnifying  party  to the
indemnified  party of  its election  to assume  the defense  of such  claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgement of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by Lehman Brothers Inc., if the indemnified parties under this Section 8 consist of any Initial Purchaser or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company or any of
the  Company's directors, officers,  employees or  controlling persons.   Each
indemnified party,  as a condition  of the indemnity  agreements contained  in
Section 8,  shall use  all commercially  reasonable efforts to  cooperate with
the indemnifying  party  in the  defense of  any  such action  or claim.    No
indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or
action)   unless  such   settlement,   compromise  or   consent   includes  an
unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Series A Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Series A Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Series A Notes under this Agreement, in each case as set forth in the table
on the  cover page of  the Offering Memorandum.   The relative fault  shall be
determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection
with investigating  or defending any  such action or  claim.   Notwithstanding
the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Series A Notes purchased by it was resold to Eligible Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue
statement or omission  or alleged omission.   No  person guilty of  fraudulent
misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such
fraudulent   misrepresentation.    The  Initial   Purchasers'  obligations  to
contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                 (e)      The Initial  Purchasers  severally  confirm  and  the
Company   acknowledges  that  the  last  paragraph  on  the  cover  page,  the stabilization legend on page iii and the last two paragraphs under the caption "Plan of Distribution" constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf
of  the  Initial  Purchasers  specifically  for   inclusion  in  the  Offering
Memorandum.

                 9.       Termination.     The  obligations   of  the   Initial
Purchasers hereunder may be terminated by Lehman Brothers Inc. by notice given to the Company prior to delivery of and payment for the Series A Notes if, prior to that time, any of the events described in Sections 7(j), 7(m) or 7(n), shall have occurred or if the Initial Purchasers shall decline to purchase the Series A Notes for any reason permitted under this Agreement.

                 10.      Reimbursement of  Initial Purchasers'  Expenses.   If
the Company shall fail to tender the Series A Notes for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Initial Purchasers' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the fees and disbursements of its counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Series A Notes, and upon demand the Company shall pay the full amount thereof to Lehman Brothers Inc.

                 11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                          (a) if to the Initial Purchasers,  shall be delivered
                 or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-
                 6588), with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Kirk A. Davenport (Fax:
                 212-751-4864) and,  in the  case of  any notice  pursuant  to
                 Section 8, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, NY 10285; and

                          (b) if to the  Company, shall be delivered or sent by
                 mail, telex or facsimile transmission to L-3 Communications Corporation, 600 Third Avenue, 34th Floor, New York, New York 10016, Attention: Chief Financial Officer (Fax: 212-

                 805-5470),  with a  copy to Simpson  Thacher &  Bartlett, 425
                 Lexington  Avenue,  New  York,  New  York  10017,  Attention:
                 Andrew R. Keller (Fax:  (212) 455-2502).

                 Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

                 12.      Persons  Entitled  to Benefit  of  Agreement.    This
Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, and their respective personal representatives and
successors.   This Agreement and the  terms and provisions hereof  are for the sole benefit of only those persons, except that (i) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of
Section 15 of the Securities Act.

                 13. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                 14.      Definition   of   the   Terms   "Business  Day"   and
"Subsidiary."   For purposes of this  Agreement, (a) "business day"  means any day  on which the  New York Stock Exchange,  Inc. is open  for trading and (b)
"subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                 15.      Governing Law.   This Agreement shall be governed  by
and construed in accordance with the laws of New York.

                 16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                 17.      Headings.   The  headings  herein  are  inserted  for
convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


                           [signature pages follow]

                 If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.


                                        Very truly yours,

                                        L-3 Communications Corporation




                                        By ________________________________
                                            Name:
                                            Title:
Accepted:



Lehman Brothers Inc.
BancAmerica Securities, Inc.

         By Lehman Brothers Inc.



         By  ______________________________________
                 Authorized Representative

                 If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.


                                        Very truly yours,

                                        L-3 Communications Corporation




                                        By ________________________________
                                            Name:
                                            Title:
Accepted:



Lehman Brothers Inc.
BancAmerica Securities, Inc.

         By Lehman Brothers Inc.



         By  ______________________________________
                 Authorized Representative

                                  SCHEDULE 1

Initial Purchaser                                          Principal Amount of
                                                                  Notes

Lehman Brothers Inc.  . . . . . . . . . . . . . .           $202,500,000
BancAmerica Securities, Inc . . . . . . . . . . .             22,500,000

         Total                                              $225,000,000